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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       November 6, 2000
                                                --------------------------------

                             BANK ONE CORPORATION
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            (Exact name of registrant as specified in its charter)


         Delaware                      001-15323                31-0738296
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


     1 Bank One Plaza, Chicago, IL                                 60670
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(Address of principal executive offices)                         (ZIP Code)


Registrant's telephone number, including area code  312-732-4000
                                                    ------------
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Item 5. Other Events and Regulation FD Disclosure
------

     On November 6 and November 7, 2000, the Registrant issued press releases announcing certain management changes affecting its Retail Banking and First USA credit card businesses. Copies of such press releases are attached as Exhibit 99(a) and Exhibit 99(b), respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)  Exhibits.

     Exhibit Number      Description of Exhibits
     --------------      -----------------------

     99(a) Registrant's November 6, 2000 Press Release announcing management changes in its Retail Banking business.

     99(b) Registrant's November 7, 2000 Press Release announcing management changes in its First USA credit card business.





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BANK ONE CORPORATION
                                      --------------------
                                      (Registrant)


Date: November 7, 2000                By:  /s/ M. Eileen Kennedy
     ----------------------               -----------------------------
                                            Title: Treasurer

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                                 EXHIBIT INDEX



Exhibit Number       Description of Exhibits
--------------       -----------------------

99(a)                Registrant's November 6, 2000 Press Release announcing
                         management changes in its Retail Banking business.

99(b)                Registrant's November 7, 2000 Press Release announcing
                         management changes in its First USA credit card business.

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